Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

CSB has adopted an insider trading policy that, among other things, prohibits directors, officers, and employees of CSB from (1) trading in CSB common shares if they are in possession of material non-public information about CSB, (2) passing any material non-public information on to any other person, and (3) trading during any CSB implemented blackout.

Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	trading in CSB common shares if they are in possession of material non-public information about CSB, (2) passing any material non-public information on to any other person, and (3) trading during any CSB implemented blackout.
MNPI Disclosure Timed for Compensation Value	false